EXHIBIT 10.16

SECURITY AGREEMENT

THIS SECURITY AGREEMENT (“Security Agreement”) is made this 1 day of January, 2015, between The Big Tomato, Inc., a Colorado corporation (“TBT” or “Debtor”) and Jeremy N. Stout and Josh Field (together, the “Secured Party”).

TBT and Cannabis Kinetics Corp. (“CKC”) have entered into that certain Merger Agreement as of October 17, 2014, as amended as of the date hereof (the “Merger Agreement”). In connection with the acquisition of TBT:

•	Monarch America, Inc. (“Monarch”) issued a promissory note (the “Note”) to each Secured Party, and

•	TBT agreed to grant Secured Party a security interest in the assets of TBT.

Secured Party and Debtor agree as follows:

1. Definitions.

1.1 “Collateral.” The “Collateral” shall include the following described property related to TBT: All equipment, fixtures, inventory, machinery, personal property, accounts receivable, contract rights (including but not limited to all executory contracts pertaining to or arising from the operation of TBT), TBT’s lease rights, customer lists, customer profiles, promotional brochures, mailing lists, goodwill, general intangibles, trademarks, copyrights, trade names, patents and other intellectual property and choses in action, of every sort now owned or hereafter acquired by TBT, wherever located, in any way related to the operation of TBT, together with all cash and non-cash proceeds, deposit accounts, investment property, letter-of-credit rights, electronic chattel paper and products of any or all of the foregoing, including without limitation, all parts, fittings, accessories, accessions, additions, substitutions, replacements and proceeds (including insurance proceeds thereof) as well as all after acquired property.

1.2 “Obligations.” This Security Agreement secures (i) all obligations, liabilities and indebtedness of TBT to Secured Party pursuant to this Security Agreement and (ii) all obligations, liabilities and indebtedness of Monarch pursuant to the Note, whether present or future, direct or indirect, absolute or contingent, matured or unmatured, extended or renewed, and regardless of where or how incurred, or whether at any time reduced and subsequently increased, or whether totally extinguished and subsequently re-incurred, and whether TBT is bound alone or with others and whether as principal or surety; (ii) all amounts owed under any modifications, renewals or extensions of any of the foregoing obligations; and (iii) any of the foregoing that arises after the filing of a petition by or against TBT under the Bankruptcy Code, even if the obligations do not accrue because of the automatic stay under Bankruptcy Code § 362 or otherwise.

1.3 UCC. Any term used in the Uniform Commercial Code (“UCC”) of the State of Colorado and not defined in this Security Agreement has the meaning given to the term in the UCC.

2. Grant of Security Interest. Debtor grants a security interest in the Collateral to Secured Party to secure the payment or performance of the Obligations.

3. Perfection of Security Interests.

3.1 Filing of financing statement.

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(i) Debtor authorizes Secured Party at the expense of the Secured Party to file a financing statement (the “Financing Statement”) describing the Collateral.

(ii) Debtor shall provide Secured Party, upon Secured Party’s demand and at the expense of the Secured Party, an official report from the Secretary of State or other appropriate agency of the Collateral State (the “SOS Report”) indicating that Secured Party’s security interest is prior to all other security interests or other interests reflected in the report, unless Secured Party has given its written consent that another interest may be prior to its security interest.

3.2 Possession.

(i) Debtor shall have possession of the Collateral, except where expressly otherwise provided in this Security Agreement or where Secured Party chooses to perfect its security interest by possession with the prior written consent of the Debtor.

(ii) Where Collateral is in the possession of a third party, Debtor will upon the request of the Secured Party, notify the third party of Secured Party’s security interest and attempt to obtain an acknowledgment from the third party that it is holding the Collateral for the benefit of Secured Party.

3.3 Control. Debtor will cooperate with Secured Party in obtaining control upon an event of default (as defined in the Note or in this Security Agreement) with respect to Collateral consisting of (i) Deposit Accounts; (ii) Investment Property; (iii) Letter-of-Credit rights; and (iv) Electronic chattel paper. For each Deposit Account that such Debtor at any time maintains after the date hereof, Debtor will, substantially contemporaneously with the opening of such Deposit Account, pursuant to a control agreement in form and substance satisfactory to the Secured Party, attempt to cause the depository bank that maintains such Deposit Account, as applicable, to agree to comply at any time with instructions from the Secured Party to such depository bank, directing the disposition of funds from time to time credited to such Deposit Account, without further consent of Debtor, or take such other action as the Secured Party may approve in order to perfect the Secured Party’s security interest in such Deposit Account.

3.4 Marking of Chattel Paper. Debtor will not create any Chattel Paper without placing a legend on the Chattel Paper acceptable to Secured Party indicating that Secured Party has a security interest in the Chattel Paper.

4. Covenants and Rights Concerning the Collateral.

4.1 Inspection. The Secured Party may inspect any Collateral, at any time upon prior notice.

4.2 Personal Property. Debtor shall not affix any of the Collateral to any real property in any manner which would change its nature from that of personal property to real property or to a fixture.

4.3 Limitations on Obligations Concerning Maintenance of Collateral.

(i) Risk of Loss. Debtor has the risk of loss of the Collateral.

(ii) No Collection Obligation. Secured Party has no duty to collect any income accruing on the Collateral or to preserve any rights relating to the Collateral.

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4.5 No Disposition of Collateral. Secured Party does not authorize, and Debtor agrees not to:

(i) make any sales or leases of any of the Collateral except in the ordinary course of business;

(ii) license any of the Collateral except in the ordinary course of business; or

(iii) grant any other security interest in any of the Collateral.

5. Debtor’s Representations and Warranties. Debtor warrants and represents that:

5.1 Title to and transfer of Collateral. As provided in the Merger Agreement, it has rights in or the power to transfer the Collateral and its title to the Collateral is free of all adverse claims, liens, security interests and restrictions on transfer or pledge except as created by this Security Agreement.

5.2 Location of Collateral. All collateral consisting of goods is located solely in the state where TBT is located (“Colorado” or “Collateral State”).

5.3 Location, State of Incorporation, and Name of Debtor. Debtor’s:

(i) chief executive office is located in the Collateral State;

(ii) state of incorporation is the State of Nevada; and

(iii) exact legal name is as set forth in the first paragraph of this Security Agreement.

6. Debtor’s Covenants. Until the Obligations are paid in full, Debtor agrees that it will:

6.1 preserve its corporate existence and not, in one transaction or a series of related transactions, merge into or consolidate with any other entity, or sell all or substantially all of its assets other than in the ordinary course of its business;

6.2 not change the state of its incorporation; and

6.3 not change its corporate name without providing Secured Party with 30-days prior written notice.

7. Events of Default. The occurrence of any of the following shall, at the option of Secured Party, be an Event of Default:

7.1  Any default by

•	Monarch under the Note or

•	Monarch under the Stock Pledge Agreement.

7.2 TBT’s failure to comply with any of the provisions of, or the incorrectness of any representation or warranty contained in the Note, Merger Agreement or TBT’s failure to comply with any of the provisions of, or incorrectness of any representation or warranty contained in this Security Agreement, or under any other agreements which now exist or to which and/or TBT and Secured Party may subsequently be parties, or in any of the other Obligations;

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7.3 Transfer or disposition of any of the Collateral, except as expressly permitted by this Security Agreement;

7.4 Attachment, execution or levy on any of the Collateral;

7.5 Debtor voluntarily or involuntarily becoming subject to any proceeding under (a) the Bankruptcy Code or (b) any similar remedy under state statutory or common law;

7.6 Debtor shall fail to comply with, or become subject to any administrative or judicial proceeding under any federal, state or local (a) hazardous waste or environmental law, (b) asset forfeiture or similar law which can result in the forfeiture of property, or (c) other law, where noncompliance may have any significant effect on the Collateral; and

7.7 Secured Party sends Debtor information indicating that Secured Party’s security interest is not prior to all other security interests or other interests reflected in the SOS Report, unless Secured Party has provided its written consent that another interest may be prior to its security interest.

8. Default Costs.

8.1 Should an Event of Default occur, Debtor will pay to Secured Party all costs reasonably incurred by the Secured Party for the purpose of enforcing its rights hereunder, including:

(i) costs of foreclosure;

(ii) and a reasonable fee for the services of attorneys employed by Secured Party for any purpose related to this Security Agreement or the Obligations, including consultation, drafting documents, sending notices or instituting, prosecuting or defending litigation or arbitration.

9. Remedies Upon Default.

9.1 General. Upon any Event of Default, Secured Party may pursue all rights and remedies available at law (including those available under the provisions of the UCC), or in equity to collect, enforce or satisfy any Obligations then owing, whether by acceleration or otherwise provided that any such rights or remedies are as provided in this Security Agreement.

9.2 Remedies. Upon any Event of Default, Secured Party will have the right to pursue any of the following remedies, in addition to those provided by Section 9.1, separately, successively or simultaneously:

(i) Take possession of any Collateral if not already in its possession, with prior demand and legal process. Upon Secured Party’s demand, Debtor will, at the expense of the Secured Party, assemble and make the Collateral available to Secured Party as it directs. Debtor grants to Secured Party the right, for this purpose, to enter into or on any premises where Collateral may be located.

(iii) Without taking possession, sell, lease or otherwise dispose of the Collateral at public or private sale in accordance with the UCC.

Notwithstanding anything contained in this Security Agreement to the contrary, each Secured Party agrees and acknowledges that the security interest over the Collateral granted by the Debtor to the Secured Party in this Security Agreement is intended to be exclusive (along with the rights granted pursuant to the Stock Pledge Agreement and the Note) of all other rights and remedies available to the Secured Party upon an Event of Default, and is cumulative and exclusive to any other right and remedy existing at law or in equity or otherwise. Each Secured Party further agrees and acknowledges that upon possession of the Collateral and the collateral under the Stock Pledge upon an Event of Default, he shall have no further claims for payment of the principal or accrued interest under the Note against the Debtor, Monarch or any of their respective affiliates, even if the value of the Collateral might be less than the outstanding amount of the Note.

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10. Foreclosure Procedures.

10.1 No Waiver. No delay or omission by Secured Party to exercise any right or remedy accruing upon any Event of Default shall: (a) impair any right or remedy, (b) waive any default or operate as an acquiescence to the Event of Default, or (c) affect any subsequent default of the same or of a different nature.

10.2 Notices. Secured Party shall give Debtor such notice of any private or public sale as may be required by the UCC.

10.3 Condition of Collateral. Debtor has no obligation to clean-up or otherwise prepare the Collateral for sale.

10.4 No Obligation to Pursue Others. Secured Party has no obligation to attempt to satisfy the Obligations by collecting them from any other person liable for them and Secured Party may release, modify or waive any collateral provided by any other person to secure any of the Obligations, all without affecting Secured Party’s rights against Debtor.

10.5 Compliance With Other Laws. Secured Party shall comply with any applicable state or federal law requirements in connection with a disposition of the Collateral and compliance will not be considered to adversely affect the commercial reasonableness of any sale of the Collateral.

10.6 Warranties. Secured Party may sell the Collateral without giving any warranties as to the Collateral. Secured Party may specifically disclaim any warranties of title or the like. This procedure will not be considered to adversely affect the commercial reasonableness of any sale of the Collateral.

10.7 Sales on Credit. If Secured Party sells any of the Collateral upon credit, Debtor will be credited only with payments actually made by the purchaser, received by Secured Party and applied to the indebtedness of the purchaser. In the event the purchaser fails to pay for the Collateral, Secured Party may resell the Collateral and Debtor shall be credited with the proceeds of the sale.

10.8 Purchases by Secured Party. In the event Secured Party purchases any of the Collateral being sold, Secured Party may pay for the Collateral by crediting some or all of the Obligations of the Debtor.

10.9 No Marshaling. Secured Party has no obligation to marshal any assets in favor of Debtor, or against or in payment of (i) the Note, (ii) any of the other Obligations, or (iii) any other obligation owed to Secured Party by Debtor or any other person.

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11. Miscellaneous.

11.1 Assignment.

(i) Binds Assignees. This Security Agreement shall bind and shall inure to the benefit of the heirs, legatees, executors, and administrators of Secured Party.

(ii) No Assignments by Debtor. Secured Party does not consent to any assignment by Debtor except as expressly provided in this Security Agreement.

(iii) Secured Party Assignments. Secured Party may not directly or indirectly assign its rights and interests under this Security Agreement.

11.2 Severability. Should any provision of this Security Agreement be found to be void, invalid or unenforceable by a court or arbitrator of competent jurisdiction, that finding shall only affect the provisions found to be void, invalid or unenforceable and shall not affect the remaining provisions of this Security Agreement.

11.3 Notices. Any notices required by this Security Agreement shall be deemed to be delivered when a record has been (a) deposited in any United States postal box if postage is prepaid, and the notice properly addressed to the intended recipient, (b) received by telecopy, (c) received through the Internet, and (d) personally delivered.

11.4 Headings. Section headings used this Security Agreement are for convenience only. They are not a part of this Security Agreement and shall not be used in construing it.

11.5 Governing Law. This Security Agreement is being executed and delivered and is intended to be performed in the State of Colorado and shall be construed and enforced in accordance with the laws of the State of Colorado, except to the extent that the UCC provides for the application of the law of the Collateral State.

11.6 Rules of Construction.

(i) No reference to “proceeds” in this Security Agreement authorizes any sale, transfer, or other disposition of the Collateral by the Debtor.

(ii) “Includes” and “including” are not limiting.

(iii) “Or” is not exclusive.

(iv) “All” includes “any” and “any” includes “all.”

11.7 Integration and Modifications.

(i) This Security Agreement is the entire agreement of the Debtor and Secured Party concerning its subject matter.

(ii) Any modification to this Security Agreement must be made in writing and signed by the party adversely affected.

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11.8 Waiver. Any party to this Security Agreement may waive the enforcement of any provision to the extent the provision is for its benefit.

11.9 Further Assurances. Debtor agrees to execute any further documents, and to take any further actions, requested by Secured Party at the expense of the Secured Party to evidence or perfect the security interest granted herein, to maintain the first priority of the security interests, or to effectuate the rights granted to Secured Party herein.

11.10 Independent Counsel. Each of the Secured Party acknowledges and agrees that they received independent legal counsel of their own choice in connection with the negotiation and execution and delivery of this Security Agreement and that they have each been sufficiently apprised of their rights and responsibilities with regard to the substance of this Agreement and the transactions contemplated hereby. This Agreement shall be construed to effectuate the mutual intent of the parties. The parties and their counsel have cooperated in the drafting and preparation of this Agreement, and this Agreement therefore shall not be construed against any party by virtue of its role as the drafter thereof. No drafts of this Agreement shall be offered by any party, nor shall any draft be admissible in any proceeding, to explain or construe this Agreement.

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The parties have signed this Security Agreement as of the day and year first above written.

	DEBTOR:	SECURED PARTY:

THE BIG TOMATO, INC.

By:	/s/ Eric Hagen	/s/ Josh Field /s/ Jeremy Stout

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